UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 10, 2010

(Date of earliest event reported)

DONALDSON COMPANY, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-7891

Delaware	41-0222640
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1400 West 94th Street, Minneapolis, MN 55431

(Address of principal executive offices, including zip code)

(952) 887-3131

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 10, 2010, the Human Resources Committee of the Board of Directors of Donaldson Company, Inc. (the “Company”) approved forms of stock option and restricted stock award agreements to be used for awards under the Donaldson Company, Inc. 2010 Master Stock Incentive Plan (the “2010 Plan”).  The form of Officer Stock Option Award Agreement to be used in connection with stock option awards to the Company’s executive officers under the 2010 Plan (the “Form of Officer Stock Option Agreement”) is attached hereto as Exhibit 10.1 and is incorporated herein by reference.  The form of Restricted Stock Award Agreement to be used in connection with restricted stock awards to the Company’s executive officers under the 2010 Plan is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

On December 10, 2010, the Company’s Human Resources Committee awarded to the following named executive officers options to purchase the number of shares of the Company’s common stock indicated below:

Name	Position	Number of Options
William Cook	Chairman, President and CEO	58,000
Thomas VerHage	Vice President and CFO	11,500
Charles McMurray	Senior Vice President, Industrial Products	16,500
Jay Ward	Senior Vice President, Engine Products	16,500

Such stock option awards were made pursuant to the 2010 Plan, a copy of which is on file with the Securities and Exchange Commission as Exhibit 4.5 to the Company’s Registration Statement on Form S-8 (File No. 333-170729) filed on November 19, 2010.  The Form of Officer Stock Option Agreement was used in connection with these grants.  The stock options have an exercise price equal to the fair market value of the Company’s common stock on the date of grant and vest in three equal annual installments commencing on the first anniversary of the grant date.  The stock options become immediately vested in full upon the occurrence of a Change in Control, as defined in the Form of Officer Stock Option Agreement.  The stock options terminate ten years after the grant date.

The description in this Current Report on Form 8-K of the Form of Officer Stock Option Agreement is qualified in its entirety by reference to the attached copy of the agreement.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits.

	10.1	Form of Officer Stock Option Award Agreement under the 2010 Master Stock Incentive Plan

	10.2	Form of Restricted Stock Award Agreement under the 2010 Master Stock Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DONALDSON COMPANY, INC.

By	/s/ Norman C. Linnell
Norman C. Linnell Vice President, General Counsel and Secretary

Date:  December 16, 2010

EXHIBIT INDEX

Exhibit Number	Description

10.1	Form of Officer Stock Option Award Agreement under the 2010 Master Stock Incentive Plan

10.2	Form of Restricted Stock Award Agreement under the 2010 Master Stock Incentive Plan